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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We consent to the incorporation by reference in this Registration Statement on Form 10 of our report dated February 25, 2011(March 28, 2011 as to Note 12), relating to the combined financial statements of New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P. appearing in the Disclosure Document (Exhibit 99.1) which is part of such Registration Statement.

/s/ Deloitte and Touche LLP

New York, New York
May 17, 2011

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM